                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               Flag Investors Short-Intermediate Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid: __________________________________________
         2)  Form, Schedule or Registration Statement No.:_____________________
         3)  Filing Party:_____________________________________________________
         4)  Date Filed:_______________________________________________________

                                  PROXY UPDATE

-------------------------------------------------------------------------------
Important News About Proxies Your Clients will receive for
-------------------------------------------------------------------------------

-        Flag Investors Funds

-        Deutsche Banc Alex. Brown Cash Reserve Fund



On June 4, 1999, a subsidiary of Deutsche Bank AG merged with and into Bankers Trust Corporation. Investment Company Capital Corp. ("ICC"), the investment advisor to the Funds, is an indirect wholly-owned subsidiary of Bankers Trust Corporation. Since the merger, Bankers Trust Corporation, along with its affiliates and subsidiaries, has continued to offer the same range of financial products and services, including investment advisory services, that it offered prior to the merger.


This transaction will not change the portfolio management or investment style of the Funds, their advisory fees, the number of fund shares your clients own or the value of those shares.


However, as a result of the merger, it is necessary for each Fund's shareholders to approve new investment advisory agreements (and sub-advisory agreements, as applicable). We will also take this opportunity to ask shareholders to vote on other proposals that pertain to how their funds are managed.



-------------------------------------------------------------------------------
Proxies and Proxy Cards
-------------------------------------------------------------------------------

We plan to begin mailing proxies and proxy cards in mid-August 1999 to each Fund's shareholders of record as of August 6, 1999. Your clients will receive a separate proxy card for each Fund and share class they own. The shareholder meetings are scheduled to take place at Deutsche Banc Alex. Brown's offices in Baltimore, Maryland on October 7, 1999.

Proxies will not be sent to shareholders of Flag Investors Total Return U.S. Treasury Fund and Flag Investors Managed Municipal Fund, which are managed by ISI, Inc. and are unaffected by the merger.




                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do not copy.

                        Not for distribution to clients.
-------------------------------------------------------------------------------
The Solicitation Process
-------------------------------------------------------------------------------

We have retained Shareholder Communications Corporation (SCC) to assist with our solicitation efforts.

Starting in early September, SCC will begin to call registered fund shareholders who have not voted to remind them to vote. SCC obtains shareholder records from your firm. Your firm will not release information on, and SCC will not call, shareholders who have asked your firm to not release their account registration information.

SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone after satisfactorily answering a series of questions for identification purposes.


-------------------------------------------------------------------------------
Voting Methods
-------------------------------------------------------------------------------

Phone

Shareholders who receive proxies distributed through ADP can vote by phone by calling the number provided on their proxy card. Please note that your clients must have the 12-digit control number located on their proxy card to vote by phone. Shareholders who have instructed their investment representative not to release their names may not vote by phone.

Internet

All shareholders can vote via the Internet by accessing the website www.proxyvote.com, entering the 12-digit control number located on their proxy card, and following instructions on the website.

Mail

All shareholders can vote by mail by completing the proxy card and returning it in the postage-paid envelope.



-------------------------------------------------------------------------------
For More Information
-------------------------------------------------------------------------------

If you have additional questions about the proxy process, please call SCC at 800-732-6168.


To order copies of the proxies, please call us at x695-3524 or SCC.

                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do Not Copy.
                        Not For Distribution To Clients.

-----------------------------------------------------------------------------------------------------------
Funds                     Issue                      Reason
-----------------------------------------------------------------------------------------------------------
All Funds                 Elect Directors.           Shareholders have the opportunity to elect directors
                                                     who oversee matters relating to their funds.
-----------------------------------------------------------------------------------------------------------
All Funds                 Approve new investment     As a result of the merger, the present agreement
                          advisory agreements with   could be deemed to terminate automatically.
                          current advisor.  No       Shareholders are being asked to approve a new
                          change in fees is          agreement on terms substantially identical to the
                          proposed.                  current agreement.  There are no material changes.
-----------------------------------------------------------------------------------------------------------
All Funds (except         Approve new                Same as above.
Deutsche Banc Alex.       sub-investment advisory
Brown Cash Reserve Fund)  agreements with current
                          sub-advisor.  No change
                          in fees is proposed.
-----------------------------------------------------------------------------------------------------------
Flag Investors            Convert the Flag           The Flag Fund and the Master Fund have identical
International Fund, Inc.  Investors International    investment objectives and invest primarily in equity
                          Fund, Inc. (the "Flag      securities of companies outside of the United
                          Fund") to a master-feeder  States.  Flag Fund shareholders may be better served
                          structure and invest all   by the combined funds because of greater
                          of its assets in the       diversification and the possibility of reduced
                          International Equity       expenses.
                          Portfolio (the "Master
                          Fund").  This would be a
                          tax-free transaction for
                          shareholders.
-----------------------------------------------------------------------------------------------------------
All Funds                 Modify, eliminate or       These proposals will allow the Funds to update their
                          reclassify as              policies to reflect changes in the law.
                          non-fundamental certain
                          investment policies.
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Important Phone Numbers
-------------------------------------------------------------------------------

Shareholder Communications Corporation (Information Agent): 800-732-6168

Flag Investors Funds: 410-895-3524

                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do not copy.
                        Not for distribution to clients.

                                  PROXY UPDATE


-------------------------------------------------------------------------------
Important News About the Flag Investors Funds Proxy Your Clients will receive
-------------------------------------------------------------------------------


On June 4, 1999, a subsidiary of Deutsche Bank AG merged with and into Bankers Trust Corporation. Investment Company Capital Corp. ("ICC"), the investment advisor to the Funds, is an indirect wholly-owned subsidiary of Bankers Trust Corporation. Since the merger, Bankers Trust Corporation, along with its affiliates and subsidiaries, has continued to offer the same range of financial products and services, including investment advisory services, that it offered prior to the merger.



This transaction will not change the portfolio management or investment style of the Funds, their advisory fees, the number of fund shares your clients own or the value of those shares.



However, as a result of the merger, it is necessary for each Fund's shareholders to approve new investment advisory agreements (and sub-advisory agreements, as applicable). We will also take this opportunity to ask shareholders to vote on other proposals that pertain to how their funds are managed.


-------------------------------------------------------------------------------
Proxies and Proxy Cards
-------------------------------------------------------------------------------

We plan to begin mailing proxies and proxy cards in mid-August 1999 to each Fund's shareholders of record as of August 6, 1999. Your clients will receive a separate proxy card for each Fund and share class they own. The shareholder meetings are scheduled to take place at One South Street, Baltimore, Maryland on October 7, 1999.

Proxies will not be sent to shareholders of Flag Investors Total Return U.S. Treasury Fund and Flag Investors Managed Municipal Fund, which are managed by ISI, Inc. and are unaffected by the merger.








                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do not copy.
                        Not for distribution to clients.

-------------------------------------------------------------------------------
The Solicitation Process
-------------------------------------------------------------------------------

We have retained Shareholder Communications Corporation (SCC) to assist with our solicitation efforts.

Starting in early September, SCC will begin to call registered fund shareholders who have not voted to remind them to vote. SCC obtains shareholder records from your firm. Your firm will not release information on, and SCC will not call, shareholders who have asked your firm to not release their account registration information.

SCC will start with shareholders owning the largest number of shares. Your clients will be given the opportunity to vote over the phone after satisfactorily answering a series of questions for identification purposes.


-------------------------------------------------------------------------------
Voting Methods
-------------------------------------------------------------------------------

Phone

Shareholders who receive proxies distributed through ADP can vote by phone by calling the number provided on their proxy card. Please note that your clients must have the 12-digit control number located on their proxy card to vote by phone. Shareholders who have instructed their investment representative not to release their names may not vote by phone.

Internet

All shareholders can vote via the Internet by accessing the website www.proxyvote.com, entering the 12-digit control number located on their proxy card, and following instructions on the website.

Mail

All shareholders can vote by mail by completing the proxy card and returning it in the postage-paid envelope.


-------------------------------------------------------------------------------
For More Information
-------------------------------------------------------------------------------

If you have additional questions about the proxy process, please call SCC at 800-732-6168.

To order copies of the proxies, please call us at 800-767-3524 or SCC.









                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do not copy.
                        Not for distribution to clients.


-----------------------------------------------------------------------------------------------------------
Funds                     Issue                      Reason
-----------------------------------------------------------------------------------------------------------
Flag Investors            Elect Directors.           Shareholders have the opportunity to elect directors
Communications, Value                                who oversee matters relating to their funds.
Builder, and all other
Flag Investors Funds
-----------------------------------------------------------------------------------------------------------
Flag Investors            Approve new investment     As a result of the merger, the present agreement
Communications, Value     advisory agreements with   could be deemed to terminate automatically.
Builder, and all other    current advisor.  No       Shareholders are being asked to approve a new
Flag Investors Funds      change in fees is          agreement on terms substantially identical to the
                          proposed.                  current agreement.  There are no material changes.
-----------------------------------------------------------------------------------------------------------
Flag Investors            Approve new                Same as above.
Communications, Value     sub-investment advisory
Builder, and all other    agreements with current
Flag Investors Funds      sub-advisor.  No change
                          in fees is proposed.
-----------------------------------------------------------------------------------------------------------
Flag Investors            Convert the Flag           The Flag Investors Fund and the International Equity
International Fund        Investors International    Portfolio have identical investment objectives and
                          Fund, Inc. to a            invest primarily in equity securities of companies
                          master-feeder structure    outside of the United States.  Flag Investors Fund
                          and invest all of its      shareholders may be better served by the combined
                          assets in the              funds because of greater diversification and the
                          International Equity       possibility of reduced expenses.
                          Portfolio.  This would be
                          a tax-free transaction
                          for shareholders.
-----------------------------------------------------------------------------------------------------------
Flag Investors            Modify, eliminate or       These proposals will allow the Funds to
Communications,           reclassify as non-         update their policies to reflect changes in
Value Builder,            fundamental certain        the law.
and all other Flag        investment policies.
Investors Funds
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Important Phone Numbers
-------------------------------------------------------------------------------

Flag Investors Funds:  800-767-3524

Shareholder Communications Corporation (Information Agent):  800-732-6168

                               FOR BROKER USE ONLY
 This letter is for use by you or colleagues in your organization. Do not copy.
                        Not for distribution to clients.